SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 25, 2000

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Trust Agreement, dated as of February 28, 2000, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of GMACM Home Equity Loan-Backed Term Notes, Series 2000-HE1)

                           Residential Asset Mortgage Products, Inc.
                     (Exact name of registrant as specified in its charter)


            DELAWARE                 333-91561               41-1955181
  (State or other jurisdiction       (Commission           (I.R.S. employer
       of incorporation)            file number)          identification no.)


   8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota     55437
               (Address of principal executive offices)               (Zip code)
                                         (612) 832-7000

               Registrant's telephone number, including area code
                                 Not Applicable
          (Former name or former address, if changed since last report)

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                         Exhibit Index Located on Page 4

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

               20.1   Residential Asset Mortgage Products, Inc.,
                      GMACM Home Equity Loan Trust 2000-HE1,
                      GMACM Home Equity  Loan-Backed  Term Notes,  GMACM  Series
                      2000-HE1   Group  1,   Group  2  and  Group  3   Servicing
                      Certificates, each for Payment Date 7/25/00.

                                          SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                                                                  Registrant



                                            By:    /s/ Patricia C. Taylor
                                                   ----------------------
                                            Name:  Patricia C. Taylor
                                            Title: Vice President




Date: July 25, 2000

               20.1   Residential Asset Mortgage Products, Inc.,
                      GMACM Home Equity Loan Trust 2000-HE1,
                      GMACM Home Equity  Loan-Backed  Term Notes,  GMACM  Series
                      2000-HE1   Group  1,   Group  2  and  Group  3   Servicing
                      Certificates, each for Payment Date 7/25/00.